Exhibit 99.1

FOR IMMEDIATE RELEASE:	CONTACT:
Geoff High, Vice President of Investor Relations
303-604-3924

DMC GLOBAL REPORTS FIRST QUARTER FINANCIAL RESULTS

•First quarter sales were $166.9 million, down 9% vs. Q1 2023
•Net income was $2.3 million, while net income attributable to DMC was $2.6 million
•Adjusted net income attributable to DMC* was $4.2 million versus $6.1 million in Q1 2023
•Adjusted diluted EPS attributable to DMC* was $0.21 versus $0.32 in Q1 2023
•Adjusted EBITDA* attributable to DMC was $16.7 million, down 17% vs. Q1 2023
•Total adjusted EBITDA, inclusive of non-controlling interest (NCI), was $19.0 million, or 11.4% of sales
•First quarter free cash flow* was $10.5 million versus $4.8 million in Q1 2023
•NobelClad, DMC’s composite metals business, receives record $19 million order following close of first quarter

BROOMFIELD, Colo. - May 2, 2024 - DMC Global Inc. (Nasdaq: BOOM) today reported financial results for its first quarter ended March 31, 2024.

“DMC’s first quarter sales declined 9% versus the same quarter last year, reflecting challenging market conditions at two of our three industrial manufacturing businesses,” said Michael Kuta, president and CEO. “Arcadia Products, our architectural building products business, was impacted by a late-quarter slowdown in short-cycle commercial activity, lower sales at its high-end residential division, and an approximately 10% decline in aluminum pricing versus last year’s first quarter. DynaEnergetics, our energy products business, reported steady demand and record unit sales of its industry-leading DynaStage perforating system, but was impacted by ongoing pricing pressure in its primary North American onshore market. NobelClad, our composite metals business, delivered strong first quarter results, with sales and adjusted EBITDA above our forecasts.”

Arcadia Products reported first quarter sales of $61.9 million, down 23% from last year’s first quarter. Adjusted EBITDA margin was 9.5%, down from 13.0% in the first quarter last year. The drop off in short-cycle commercial sales at certain Arcadia service centers reflects soft construction activity in portions of Arcadia’s western and southwestern U.S. service territory, while Arcadia's ultra-high-end residential division experienced a sharp decline in its order backlog in March.

DynaEnergetics reported sales of $78.1 million, up 4% sequentially and down 5% versus last year’s first quarter. Adjusted EBITDA margin improved 120 basis points sequentially to 13.5%, however adjusted EBITDA of $10.5 million was slightly below management’s forecasted range and included $500 thousand in bad debt expense. Margin enhancement initiatives, which include the automation of various manufacturing and assembly operations, increasing premium product sales, and streamlined product designs, are expected to strengthen Dyna’s profitability during the second half of 2024.

NobelClad reported sales of $26.8 million, up 22% versus last year’s first quarter. Adjusted EBITDA margin was 21.9%, up from 15.3% in the comparable year-ago quarter. Following the close of the first quarter, NobelClad was awarded a $19 million order from a customer in the petrochemical industry. The order – the largest in NobelClad’s history – calls for the production of clad plates that will be used to fabricate heat exchangers, reactors and related equipment for a petrochemical facility in Asia. The majority of the order is expected to be shipped in 2025.

NobelClad continues to benefit from strong demand from several of its primary industrial end markets, as well as improved production capacity of its Cylindra™ cryogenic transition joints.

Eric Walter, CFO, said, “We generated first quarter free cash flow of $10.5 million, more than doubling our performance in the comparable year-ago quarter, and much stronger than historic first-quarter results. We ended the quarter with total debt of $90 million and reduced our debt-to-adjusted EBITDA leverage ratio to 1.00x from 1.25x at the end of the fourth quarter.”

Kuta said, “Arcadia’s first-quarter performance was disappointing, and in part reflects widespread softness in the commercial construction industry. The ABI, a national index that tracks architectural firm billings, declined for the 14th consecutive month in March. Arcadia is seeing an improvement in its long-cycle project backlog, as well as a rebound in quoting activity for both large projects and short-cycle orders. These factors support our belief that Arcadia will deliver sequential quarterly improvements in sales and earnings in the coming quarters. In addition, recent operational improvements at Arcadia’s high-end residential division have significantly shortened lead times – a critical achievement as the division works to increase its order backlog. Arcadia’s differentiated service model, strong brand and recent operational enhancements have positioned it for improved financial results and long-term success.”

Kuta added, “Our reviews of strategic alternatives for NobelClad and DynaEnergetics are continuing. In the coming months, we expect to provide more detail on these processes, which represent a key step in our journey toward unlocking shareholder value.”

Summary First Quarter Results

	Three months ended			Change
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Sequential	Year-on-year
Net sales	$166,869	$174,036	$184,341	(4)%	(9)%
Gross profit percentage	25.4%	26.1%	28.3%
SG&A*	$28,203	$27,179	$39,324	4%	(28)%
Net income	$2,319	$3,569	$2,139	(35)%	8%
Net income attributable to DMC	$2,563	$2,764	$909	(7)%	182%
Diluted net income (loss) per share attributable to DMC	$0.01	$0.01	$(0.01)	—%	200%
Adjusted net income attributable to DMC	$4,167	$5,179	$6,144	(20)%	(32)%
Adjusted diluted net income per share	$0.21	$0.26	$0.32	(19)%	(34)%
Adjusted EBITDA attributable to DMC	$16,683	$19,589	$20,091	(15)%	(17)%
Adjusted EBITDA before NCI allocation	$19,045	$23,278	$24,279	(18)%	(22)%
Adjusted EBITDA before NCI allocation margin	11.4%	13.4%	13.2%
*SG&A in the three months ended March 31, 2023 included $2,965 of CEO transition expenses and $3,040 of stock-based compensation expense related to the accelerated vesting of the former CEO’s outstanding equity awards.

Arcadia

	Three months ended			Change
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Sequential	Year-on-year
Net sales	$61,925	$67,958	$80,338	(9)%	(23)%
Adjusted EBITDA attributable to DMC	$3,544	$5,533	$6,282	(36)%	(44)%
Adjusted EBITDA before NCI allocation	$5,906	$9,222	$10,470	(36)%	(44)%
Adjusted EBITDA before NCI allocation margin	9.5%	13.6%	13.0%
•Sales decline reflects slowdown in short-cycle activity, lower residential sales and lower product pricing

DynaEnergetics

	Three months ended			Change
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Sequential	Year-on-year
Net sales	$78,122	$75,306	$81,968	4%	(5)%
Adjusted EBITDA	$10,539	$9,286	$14,955	13%	(30)%
Adjusted EBITDA margin	13.5%	12.3%	18.2%
•Quarter-over-quarter adjusted EBITDA increase reflects record sales volume of DynaStage perforating systems

NobelClad

	Three months ended			Change
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Sequential	Year-on-year
Net sales	$26,822	$30,772	$22,035	(13)%	22%
Adjusted EBITDA	$5,880	$7,608	$3,361	(23)%	75%
Adjusted EBITDA margin	21.9%	24.7%	15.3%
•Order backlog at March 31, 2024 was $52 million versus $60 million at the end of the prior-year quarter. Backlog does not include the record petrochemical order received after close of first quarter.
•Rolling 12-month bookings were $103.6 million versus $107.4 million at the end of the prior-year quarter; and the book-to-bill ratio was 0.94.

Second Quarter 2024 Guidance

Measure	Expected Range
Sales
DMC Consolidated	$161M - $171M
Arcadia	$64M - $68M
DynaEnergetics	$73M - $77M
NobelClad	$24M - $26M
Adjusted EBITDA
Arcadia before NCI allocation	$7M - $9M
Arcadia after NCI allocation	$4M - $5M
DynaEnergetics	$9M - $10M
NobelClad	$3.5M - $4.5M
Corporate Unallocated	~ ($3M)
Attributable to DMC	$14M - $17M
Full-Year 2024 Guidance on Select Items
Depreciation and amortization	$35M - $36M
Interest expense	$8M - $9M
Annualized effective tax rate	27% - 29%
Capital expenditures	$18M - $22M

Conference call information
The conference call will begin today at 5 p.m. Eastern (3 p.m. Mountain) and will be accessible by dialing 877-407-5783 (or +1 201-689-8782 for international callers).

Investors are invited to listen to the webcast live via the Internet at: https://event.choruscall.com/mediaframe/webcast.html?webcastid=Er1jouXt

Webcast participants should access the website at least 15 minutes early to register and download any necessary audio software. The webcast also will be available on the Investor page of DMC’s website, located at: ir.dmcglobal.com. A replay of the webcast will be available for six months.

*Use of Non-GAAP Financial Measures
In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (GAAP), the Company also discloses certain non-GAAP financial measures that we use in operational and financial decision making. Non-GAAP financial measures include the following:

•EBITDA: defined as net income (loss) plus net interest, taxes, depreciation and amortization.
•Adjusted EBITDA: excludes from EBITDA stock-based compensation, restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance (as further described in the tables below).
•Adjusted EBITDA attributable to DMC Global Inc.: excludes the Adjusted EBITDA attributable to the 40% redeemable noncontrolling interest in Arcadia Products.
•Adjusted EBITDA for DMC business segments: defined as operating income (loss) plus depreciation, amortization, allocated stock-based compensation (if applicable), restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing operating performance.
•Adjusted net income (loss): defined as net income (loss) attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance.
•Adjusted diluted earnings per share: defined as diluted earnings per share attributable to DMC Global Inc. stockholders (exclusive of adjustment of redeemable noncontrolling interest) plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance.
•Net debt: defined as total debt less total cash, cash equivalents and marketable securities.
•Free-cash flow: defined as cash flows provided by (used in) operating activities less net acquisitions of property, plant and equipment.

Management believes providing these additional financial measures is useful to investors in understanding the Company’s operating performance, including the effects of restructuring, impairment, and other nonrecurring charges, as well as its liquidity. Management typically monitors the business utilizing the above non-GAAP measures, in addition to GAAP results, to understand and compare operating results across accounting periods, and certain management incentive awards are based, in part, on these measures. The presence of non-GAAP financial measures in this report is not intended to suggest that such measures be considered in isolation or as a substitute for, or as superior to, DMC’s GAAP information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness.

Because not all companies use identical calculations, DMC’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. However, these measures can still be useful in evaluating the company’s performance against its peer companies because management believes the measures provide users with valuable insight into key components of GAAP financial disclosures. For example, a company with greater GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, eliminating the effects of interest income and expense moderates the impact of a company’s capital structure on its performance.

About DMC Global Inc.
DMC Global is an owner and operator of innovative, asset-light manufacturing businesses that provide unique, highly engineered products and differentiated solutions. DMC’s businesses have established leadership positions in their respective markets and consist of: Arcadia, a leading supplier of architectural building products; DynaEnergetics, which serves the global energy industry; and NobelClad, which addresses the global industrial infrastructure and transportation sectors. Based in Broomfield, Colorado, DMC trades on Nasdaq under the symbol “BOOM.” For more information, visit: HTTP://WWW.DMCGLOBAL.COM.

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Safe Harbor Language
Except for the historical information contained herein, this news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including second quarter 2024 guidance on sales, adjusted EBITDA, depreciation and amortization expense, interest expense, tax rate, capital expenditures; our expectation that margin enhancement initiatives at DynaEnergetics will strengthen its profitability during the second half of 2024; our expectation that the majority of NobelClad’s record petrochemical order will be shipped in 2025; our belief that Arcadia will deliver sequential quarterly improvements in sales and earnings in the coming quarters and that Arcadia is positioned for improved financial results and long-term success; and our expectation that we can provide details on our strategic-alternatives process in the coming months. Such statements and information are based on numerous assumptions regarding present and future business strategies, the markets in which we operate, anticipated costs and the ability to achieve goals. Forward-looking information and statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results and performance to be materially different from those expressed or implied by such forward-looking information and statements, including but not limited to: our ability to realize sales from our backlog; our ability to obtain new contracts at attractive prices; the execution of purchase commitments by our customers, and our ability to successfully deliver on those purchase commitments; the size and timing of customer orders and shipments; the timely completion of contracts; changes to customer orders; product pricing and margins; fluctuations in customer demand; our ability to successfully navigate slowdowns in market activity or execute and capitalize upon growth opportunities; the success of DynaEnergetics’ product, technology, and margin enhancement initiatives; our ability to successfully protect our technology and intellectual property and the costs associated with these efforts; consolidation among DynaEnergetics’ customers; fluctuations in foreign currencies; fluctuations in tariffs and quotas; the cost and availability of energy; the cyclicality of our business; competitive factors; the timing and size of expenditures; the timing and price of metal and other raw material; the adequacy of local labor supplies at our facilities; our ability to attract and retain key personnel; current or future limits on manufacturing capacity at our various operations; government actions or other changes in laws and regulations; the availability and cost of funds; our ability to access our borrowing capacity under our credit facility; geopolitical and economic instability, including recessions, depressions, wars or other military actions; inflation; supply chain delays and disruptions; transportation disruptions; general economic conditions, both domestic and foreign, impacting our business and the business of our customers and the end-market users we serve; as well as the other risks detailed from time to time in our SEC reports, including the annual report on Form 10-K for the year ended December 31, 2023. We do not undertake any obligation to release public revisions to any forward-looking statement, including, without limitation, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Three months ended			Change
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Sequential	Year-on-year
NET SALES	$166,869	$174,036	$184,341	(4)%	(9)%
COST OF PRODUCTS SOLD	124,517	128,682	132,130	(3)%	(6)%
Gross profit	42,352	45,354	52,211	(7)%	(19)%
Gross profit percentage	25.4%	26.1%	28.3%
COSTS AND EXPENSES:
General and administrative expenses	15,980	15,056	26,500	6%	(40)%
Selling and distribution expenses	12,223	12,123	12,824	1%	(5)%
Amortization of purchased intangible assets	5,292	5,666	5,667	(7)%	(7)%
Strategic review expenses	2,169	—	—	100%	100%
Restructuring expenses, net and asset impairments	—	3,251	—	(100)%	—%
Total costs and expenses	35,664	36,096	44,991	(1)%	(21)%
OPERATING INCOME	6,688	9,258	7,220	(28)%	(7)%
OTHER EXPENSE:
Other expense, net	(409)	(1,445)	(200)	(72)%	105%
Interest expense, net	(2,317)	(2,311)	(2,381)	—%	(3)%
INCOME BEFORE INCOME TAXES	3,962	5,502	4,639	(28)%	(15)%
INCOME TAX PROVISION	1,643	1,933	2,500	(15)%	(34)%
NET INCOME	2,319	3,569	2,139	(35)%	8%
Less: Net (loss) income attributable to redeemable noncontrolling interest	(244)	805	1,230	(130)%	(120)%
NET INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$2,563	$2,764	$909	(7)%	182%
NET INCOME (LOSS) PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$0.01	$0.01	$(0.01)	—%	200%
Diluted	$0.01	$0.01	$(0.01)	—%	200%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,610,644	19,561,494	19,462,636	—%	1%
Diluted	19,622,455	19,580,750	19,462,636	—%	1%

Reconciliation to net income (loss) attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023
Net income attributable to DMC Global Inc. stockholders	$2,563	$2,764	$909
Adjustment of redeemable noncontrolling interest	(2,307)	(2,581)	(1,138)
Net income (loss) attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$256	$183	$(229)

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

Arcadia

	Three months ended			Change
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Sequential	Year-on-year
Net sales	$61,925	$67,958	$80,338	(9)%	(23)%
Gross profit	16,813	18,910	22,094	(11)%	(24)%
Gross profit percentage	27.2%	27.8%	27.5%
COSTS AND EXPENSES:
General and administrative expenses	7,656	7,012	7,857	9%	(3)%
Selling and distribution expenses	4,468	4,028	5,452	11%	(18)%
Amortization of purchased intangible assets	5,277	5,652	5,652	(7)%	(7)%
Operating (loss) income	(588)	2,218	3,133	(127)%	(119)%
Adjusted EBITDA	5,906	9,222	10,470	(36)%	(44)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(2,362)	(3,689)	(4,188)	(36)%	(44)%
Adjusted EBITDA attributable to DMC Global Inc.	$3,544	$5,533	$6,282	(36)%	(44)%

DynaEnergetics

	Three months ended			Change
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Sequential	Year-on-year
Net sales	$78,122	$75,306	$81,968	4%	(5)%
Gross profit	16,971	16,127	24,437	5%	(31)%
Gross profit percentage	21.7%	21.4%	29.8%
COSTS AND EXPENSES:
General and administrative expenses	2,891	2,937	6,197	(2)%	(53)%
Selling and distribution expenses	5,223	5,584	5,057	(6)%	3%
Amortization of purchased intangible assets	15	14	15	7%	—%
Restructuring expenses and asset impairments	—	3,011	—	(100)%	—%
Operating income	8,842	4,581	13,168	93%	(33)%
Adjusted EBITDA	$10,539	$9,286	$14,955	13%	(30)%

NobelClad

	Three months ended			Change
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Sequential	Year-on-year
Net sales	$26,822	$30,772	$22,035	(13)%	22%
Gross profit	8,644	10,416	5,783	(17)%	49%
Gross profit percentage	32.2%	33.8%	26.2%
COSTS AND EXPENSES:
General and administrative expenses	1,074	1,114	923	(4)%	16%
Selling and distribution expenses	2,470	2,435	2,239	1%	10%
Operating income	5,100	6,867	2,621	(26)%	95%
Adjusted EBITDA	$5,880	$7,608	$3,361	(23)%	75%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in Thousands)

			Change
	Mar 31, 2024	Dec 31, 2023	Year-end
	(unaudited)
ASSETS

Cash and cash equivalents	$20,444	$31,040	(34)%
Marketable securities	—	12,619	(100)%
Accounts receivable, net	104,697	106,205	(1)%
Inventories	172,113	166,712	3%
Prepaid expenses and other	10,187	10,236	—%

Total current assets	307,441	326,812	(6)%

Property, plant and equipment, net	129,028	129,267	—%
Goodwill	141,725	141,725	—%
Purchased intangible assets, net	189,966	195,260	(3)%
Other long-term assets	91,860	91,431	—%

Total assets	$860,020	$884,495	(3)%

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY

Accounts payable	$50,892	$40,202	27%
Contract liabilities	19,177	21,621	(11)%
Accrued income taxes	14,451	12,810	13%
Current portion of long-term debt	2,500	15,000	(83)%
Other current liabilities	34,188	36,828	(7)%

Total current liabilities	121,208	126,461	(4)%

Long-term debt	85,509	100,851	(15)%
Deferred tax liabilities	2,390	1,956	22%
Other long-term liabilities	53,919	57,172	(6)%
Redeemable noncontrolling interest	187,080	187,760	—%
Stockholders’ equity	409,914	410,295	—%

Total liabilities, redeemable noncontrolling interest, and stockholders’ equity	$860,020	$884,495	(3)%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in Thousands)
(unaudited)

	Three months ended
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,319	$3,569	$2,139
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	3,419	3,546	3,400
Amortization of purchased intangible assets	5,292	5,666	5,667
Amortization of deferred debt issuance costs	190	141	138
Stock-based compensation	1,549	1,712	5,027
Deferred income taxes	(546)	(1,248)	178
Unrealized gain on marketable securities	—	(148)	—
Asset impairments	—	1,956	—
Other	(985)	1,859	(405)
Change in working capital, net	2,202	6,126	(9,079)
Net cash provided by operating activities	13,440	23,179	7,065
CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in marketable securities	—	(4,955)	—
Proceeds from maturities of marketable securities	3,000	—	—
Proceeds from sales of marketable securities	9,619	—	—
Acquisition of property, plant and equipment	(2,968)	(8,519)	(2,226)
Proceeds on sale of property, plant and equipment	—	344	—
Net cash provided by (used in) investing activities	9,651	(13,130)	(2,226)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on term loan	(117,500)	(3,750)	(6,250)
Borrowings on term loan	50,000	—	—
Borrowings on revolving loans	70,450	—	—
Repayments on revolving loans	(30,450)	—	—
Payment of debt issuance costs	(2,735)	—	—
Distributions to redeemable noncontrolling interest holder	(3,125)	(3,170)	(2,600)
Treasury stock purchases	(936)	(153)	(2,157)
Net proceeds from issuance of common stock to employees and directors	—	102	—
Net cash used in financing activities	(34,296)	(6,971)	(11,007)
EFFECTS OF EXCHANGE RATES ON CASH	609	(98)	671

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(10,596)	2,980	(5,497)
CASH AND CASH EQUIVALENTS, beginning of the period	31,040	28,060	25,144
CASH AND CASH EQUIVALENTS, end of the period	$20,444	$31,040	$19,647

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DMC Global

EBITDA and Adjusted EBITDA

	Three months ended			Change
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Sequential	Year-on-year
Net income	2,319	3,569	2,139	(35)%	8%
Interest expense, net	2,317	2,311	2,381	—%	(3)%
Income tax provision	1,643	1,933	2,500	(15)%	(34)%
Depreciation	3,419	3,546	3,400	(4)%	1%
Amortization of purchased intangible assets	5,292	5,666	5,667	(7)%	(7)%
EBITDA	14,990	17,025	16,087	(12)%	(7)%
Stock-based compensation	1,477	1,557	5,027	(5)%	(71)%
Strategic review expenses	2,169	—	—	100%	100%
Restructuring expenses, net and asset impairments	—	3,251	—	(100)%	—%
CEO transition expenses	—	—	2,965	—%	(100)%
Other expense, net	409	1,445	200	(72)%	105%
Adjusted EBITDA	$19,045	$23,278	$24,279	(18)%	(22)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(2,362)	(3,689)	(4,188)	(36)%	(44)%
Adjusted EBITDA attributable to DMC Global Inc.	$16,683	$19,589	$20,091	(15)%	(17)%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Adjusted Net Income* and Adjusted Diluted Earnings per Share

*Net income attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest

	Three months ended March 31, 2024
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$2,563	$0.13
Strategic review expenses, net of tax	1,604	0.08
As adjusted	$4,167	$0.21
(1) Calculated using diluted weighted average shares outstanding of 19,622,455

	Three months ended December 31, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$2,764	$0.14
Restructuring expenses, net and asset impairments, net of tax	2,415	0.12
As adjusted	$5,179	$0.26
(1) Calculated using diluted weighted average shares outstanding of 19,580,750

	Three months ended March 31, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$909	$0.05
CEO transition expenses and accelerated stock-based compensation, net of tax	5,235	0.27
As adjusted	$6,144	$0.32
(1) Calculated using diluted weighted average shares outstanding of 19,462,636

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Segment Adjusted EBITDA

Arcadia

	Three months ended			Change
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Sequential	Year-on-year
Operating (loss) income, as reported	$(588)	$2,218	$3,133	(127)%	(119)%
Adjustments:
Depreciation	875	1,020	817	(14)%	7%
Amortization of purchased intangible assets	5,277	5,652	5,652	(7)%	(7)%
Stock-based compensation	342	332	579	3%	(41)%
CEO transition expenses	—	—	289	—%	(100)%
Adjusted EBITDA	5,906	9,222	10,470	(36)%	(44)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(2,362)	$(3,689)	$(4,188)	(36)%	(44)%
Adjusted EBITDA attributable to DMC Global Inc.	$3,544	$5,533	$6,282	(36)%	(44)%

DynaEnergetics

	Three months ended			Change
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Sequential	Year-on-year
Operating income, as reported	$8,842	$4,581	$13,168	93%	(33)%
Adjustments:
Depreciation	1,682	1,680	1,772	—%	(5)%
Amortization of purchased intangible assets	15	14	15	7%	—%
Restructuring expenses, net and asset impairments	—	3,011	—	(100)%	—%
Adjusted EBITDA	$10,539	$9,286	$14,955	13%	(30)%

NobelClad

	Three months ended			Change
	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Sequential	Year-on-year
Operating income, as reported	$5,100	$6,867	$2,621	(26)%	95%
Adjustments:
Depreciation	780	741	740	5%	5%
Adjusted EBITDA	$5,880	$7,608	$3,361	(23)%	75%